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                                                                    EXHIBIT 32.1

                                  AMSURG CORP.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmSurg Corp. (the "Company") on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Ken P. McDonald
                                              -----------------------------
                                              Ken P. McDonald
                                              President and Chief Executive
                                              Officer of the Company

                                              November 3, 2005

                                              /s/ Claire M. Gulmi
                                              ----------------------
                                              Claire M. Gulmi
                                              Senior Vice President,
                                              Chief Financial
                                              Officer and Secretary
                                              of the Company

                                              November 3, 2005